Supplement dated February 22, 2012

to the variable annuity prospectuses for

MassMutual Artistry, Panorama Passage and Panorama Premier

dated May 1, 2011, as amended

This supplement revises the prospectus to reflect the liquidation and reorganization of certain funds and the impact of these fund changes on automatic programs, purchase payment allocation instructions, transfer rules and allocation rules.

Definition of Automatic Programs. Automatic programs include the Automatic Investment Plan, the Automatic Rebalancing Program, the Dollar Cost Averaging Program, the Interest Sweep Option, the Systematic Withdrawal Program and transfers from a DCA Fixed Account. All programs are not available in all contracts.1

After reading this supplement, if you have questions about the impact on your contract or if you want to move contract value out of the liquidating or reorganizing funds, contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

A) Liquidation of Certain Funds

Effective April 27, 2012, at the close of the New York Stock Exchange, the following funds will be liquidated:

MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML NASDAQ-100® Fund and MML Small Cap Index Fund.

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the liquidated funds will no longer be available as investment choices in your contract; and
b)	we will transfer any contract value allocated to the liquidated funds to the MML Money Market Fund.

If, due to the liquidations, we transfer any of your contract value into the MML Money Market Fund, such transfer(s):

•	will not count towards the number of transfers allowed per contract year and will not count towards transfer limits imposed by our market timing policies;
•	will not be subject to our fixed account rule that prohibits transferring contract value from any investment choice into a money market fund for 90 days following a transfer out of The Fixed Account;
•	will not be subject to our fixed account rule that prohibits transferring contract value out of The Fixed Account for 90 days following a transfer into a money market fund; and
•	will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the liquidations.

2) As a result of the liquidations:

i)	If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to any of the liquidated funds, we will change the allocations to the MML Money Market Fund.
ii)	If your contract is currently providing variable annuity payments and you have a current election of any liquidated funds, we will change those elections to the MML Money Market Fund.
iii)	If your current automatic program instructions direct us to utilize any of the liquidated funds in the Interest Sweep Option, the program will terminate. (You may re-elect the Interest Sweep Option by contacting our Service Center.)
iv)

If your current automatic program instructions direct us to utilize any of the liquidated funds in the Dollar Cost Averaging Program, we will replace the funds with the MML Money Market Fund and continue the program. However, if the liquidations cause a “transfer to” fund to be identical to the

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“transfer from” fund, we will terminate the program. (You may re-elect the Dollar Cost Averaging Program by contacting our Service Center.)
v)	If your current automatic program instructions direct us to utilize any of the liquidated funds in any automatic program other than those referenced in (iii) and (iv), we will replace the liquidated fund(s) with the MML Money Market Fund and continue the automatic program.

B) Reorganization of Certain Funds

The Board of Directors of Panorama Series Fund, Inc. has proposed reorganizing the Panorama Growth Portfolio and the Panorama Total Return Portfolio with and into the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively. The reorganizations are conditioned upon, among other things, approval by the Portfolios’ shareholders on or about April 20, 2012. The following will occur if conditions for the reorganizations are met:

1) Effective April 27, 2012, at the close of the New York Stock Exchange:

a)	the Panorama Growth Portfolio and the Panorama Total Return Portfolio will no longer be available as investment choices in your contract;
b)	we will transfer any contract value allocated to the Panorama Growth Portfolio into the Oppenheimer Main Street Fund®/VA;
c)	we will transfer any contract value allocated to the Panorama Total Return Portfolio into the Oppenheimer Balanced Fund/VA; and
d)	for contracts issued on or before April 27, 2012, the Oppenheimer Balanced Fund/VA will become available to receive new money via purchase payments and transfers.

If, due to the reorganizations, we transfer any of your contract value into the Oppenheimer Main Street Fund®/VA or the Oppenheimer Balanced Fund/VA, such transfer(s) will not count towards the number of transfers allowed per contract year, will not count towards transfer limits imposed by our market timing policies and will not be subject to a transfer charge.

If you submit any transaction requests (in good order) before the New York Stock Exchange closes on April 27, 2012, we will process those requests prior to the reorganizations.

2) As a result of the reorganizations:

i)

If your current purchase payment instructions direct us to allocate a portion or all of a purchase payment to the Panorama Growth Portfolio or the Panorama Total Return Portfolio, we will change the allocations to the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively.

ii)

If your contract is currently providing variable annuity payments and you have a current election of the Panorama Growth Portfolio or the Panorama Total Return Portfolio, we will change those elections to the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively.

iii)

If your current automatic program instructions direct us to utilize the Panorama Growth Portfolio and/or the Panorama Total Return Portfolio in the Dollar Cost Averaging Program, we will replace those funds with the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively and continue the program. However, if the reorganizations cause a “transfer to” fund to be identical to the “transfer from” fund, we will terminate the program. (You may re-elect the Dollar Cost Averaging Program by contacting our Service Center.)

iv)

If your current automatic program instructions direct us to utilize the Panorama Growth Portfolio or the Panorama Total Return Portfolio in any automatic program other than the Dollar Cost Averaging Program, we will replace those funds with the Oppenheimer Main Street Fund®/VA and the Oppenheimer Balanced Fund/VA, respectively, and continue the automatic program.

[1]

For MassMutual Artistry and Panorama Passage certificates issued in New York and for Panorama Premier certificates issued in New York and New Jersey the word “contract” in this supplement is replaced with “certificate.”

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